UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2006

HERCULES OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51582	56-2542838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Greenway Plaza, Suite 2950 Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 979-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 29, 2006, the underwriters named in the Underwriting Agreement (the “Underwriting Agreement”), dated November 13, 2006, by and among Hercules Offshore, Inc., a Delaware corporation (the “Company”), the selling stockholders listed on Schedule A thereto and Credit Suisse Securities (USA) LLC, as representative of the underwriters named therein, partially exercised their over-allotment option to purchase from the selling stockholders an additional 125,000 shares of the Company’s common stock. On November 29, 2006, the Company, the selling stockholders and the underwriters entered into an amendment to the Underwriting Agreement to provide that all of the additional 125,000 shares are to be sold by Greenhill Capital Partners, L.P. (77,349 shares), Greenhill Capital, L.P. (24,691 shares), Greenhill Capital Partners (Executives), L.P. (11,908 shares) and Greenhill Capital Partners (Cayman), L.P. (11,052 shares). Upon the closing of the purchase, which is expected to occur on December 4, 2006, Greenhill Capital Partners, L.P. will beneficially own 1.3% of the outstanding common stock, and each of Greenhill Capital, L.P., Greenhill Capital Partners (Executives), L.P. and Greenhill Capital Partners (Cayman), L.P. will beneficially own less than 1% of the outstanding common stock. LR Hercules Holdings, LP will not sell any shares pursuant to this exercise of the underwriters’ over-allotment option.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement dated November 13, 2006 by and among Hercules Offshore, Inc., the selling stockholders listed on Schedule A thereto and Credit Suisse Securities (USA) LLC, as representative of the underwriters named therein (incorporated by reference to Exhibit 1.1 to Hercules’ Current Report on Form 8-K dated November 13, 2006).

1.2	First Amendment to Underwriting Agreement dated November 29, 2006 by and among Hercules Offshore, Inc., the selling stockholders listed on Schedule A of the Underwriting Agreement and Credit Suisse Securities (USA) LLC, as representative of the underwriters named in the Underwriting Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: December 1, 2006	By:	/s/ James W. Noe
James W. Noe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated November 13, 2006 by and among Hercules Offshore, Inc., the selling stockholders listed on Schedule A thereto and Credit Suisse Securities (USA) LLC, as representative of the underwriters named therein (incorporated by reference to Exhibit 1.1 to Hercules’ Current Report on Form 8-K dated November 13, 2006).

1.2	First Amendment to Underwriting Agreement dated November 29, 2006 by and among Hercules Offshore, Inc., the selling stockholders listed on Schedule A of the Underwriting Agreement and Credit Suisse Securities (USA) LLC, as representative of the underwriters named in the Underwriting Agreement.